SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 23, 2002
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-83626	33-0639768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 1.5
EXHIBIT 4.12
EXHIBIT 4.13
EXHIBIT 10.4

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-83626) filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2002 and Amendment No. 1 thereto filed with the Commission on April 8, 2002 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes, Series 2002-B (the “Offered Notes”).

     The Offered Notes were sold to Salomon Smith Barney (“Salomon”) and Credit Suisse First Boston Corporation (“CS First Boston” and, together with Salomon, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of April 23, 2002 (the “Underwriting Agreement”) between the Registrant and Salomon, as representative of itself and CS First Boston. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.5.

     The Notes were issued pursuant to an Indenture dated as of April 1, 2002 (the “Indenture”) among Onyx Acceptance Owner Trust 2002-B (the “Trust”) and Citibank, N.A., as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.12.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of April 1, 2002 (the “Trust Agreement”) among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and Citibank, N.A., as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.13.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of April 1, 2002 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and Citibank, N.A., as

Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.4. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $177,914,768.72 (the “Initial Cut-Off Pool Balance”) as of April 1, 2002 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before April 24, 2002 (the “Subsequent Cut-Off Date”) with a total principal balance of $106,612,952.69 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $115,472,278.59 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on July 29, 2002.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$177,914,768.72
Number of Contracts	12,239
Average principal balance outstanding	$14,536.71
Average original amount financed	$14,667.28
Original amount financed (range)	$1,695.99 to 75,000.00
Weighted average APR	10.69%
APR (range)	0.01% to 25.00%
Weighted average original term	58.77 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	58.23 mos.
Remaining term (range)	10 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	2,505	20.47	48,757,124.32	27.40
7.001% to 8.000%	1,145	9.36	20,280,248.88	11.40
8.001% to 9.000%	1,013	8.28	16,663,807.22	9.37
9.001% to 10.000%	989	8.08	14,807,837.87	8.32
10.001% to 11.000%	696	5.69	9,608,474.50	5.40
11.001% to 12.000%	704	5.75	9,137,785.87	5.14
12.001% to 13.000%	742	6.06	9,707,866.91	5.46
13.001% to 14.000%	694	5.67	8,676,716.66	4.88
14.001% to 15.000%	779	6.36	9,235,289.57	5.19
15.001% to 16.000%	670	5.47	7,903,890.39	4.44
16.001% to 17.000%	576	4.71	6,701,154.21	3.77
17.001% to 18.000%	544	4.44	5,679,825.38	3.19
18.001% to 19.000%	328	2.68	3,345,540.59	1.88
19.001% to 20.000%	270	2.21	2,573,591.70	1.45

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

20.001% to 21.000%	286	2.34	2,653,776.57	1.49
Over 21.000%	298	2.43	2,181,838.08	1.23
Totals	12,239	100.00%*	177,914,768.72	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
State	Contracts	Contracts	Balance	Balance

Alabama	151	1.23	2,481,562.77	1.39
Arizona	516	4.22	7,099,055.92	3.99
California	3,248	26.54	50,918,413.55	28.62
Colorado	151	1.23	1,940,218.34	1.09
Connecticut	59	0.48	834,248.52	0.47
Delaware	160	1.31	2,121,449.77	1.19
Florida	1,012	8.27	14,047,791.33	7.90
Georgia	463	3.78	7,098,824.15	3.99
Idaho	81	0.66	1,014,883.09	0.57
Illinois	664	5.43	9,068,802.93	5.10
Indiana	191	1.56	2,501,270.60	1.41
Iowa	78	0.64	1,159,127.50	0.65
Kansas	32	0.26	368,654.95	0.21
Kentucky	90	0.74	1,370,216.92	0.77
Maryland	255	2.08	4,160,062.94	2.34
Massachusetts	224	1.83	3,174,665.82	1.78
Michigan	691	5.65	10,249,355.96	5.76
Minnesota	94	0.77	1,269,298.66	0.71
Missouri	322	2.63	4,517,746.72	2.54
Montana	20	0.16	208,872.74	0.12
Nebraska	30	0.25	393,899.18	0.22
Nevada	345	2.82	4,576,667.41	2.57
New Hampshire	73	0.60	894,211.59	0.50
New Jersey	595	4.86	7,938,693.40	4.46
North Carolina	386	3.15	6,359,052.68	3.57
Oklahoma	121	0.99	1,718,607.42	0.97
Oregon	205	1.67	2,656,440.27	1.49
Pennsylvania	465	3.80	6,212,729.00	3.49
South Carolina	114	0.93	1,706,682.67	0.96
Tennessee	226	1.85	3,017,506.31	1.70
Texas	431	3.52	6,314,808.12	3.55
Utah	74	0.60	996,131.82	0.56
Virginia	505	4.13	7,340,096.68	4.13
Washington	157	1.28	2,045,890.41	1.15
West Virginia	10	0.08	138,828.58	0.08
Totals	12,239	100.00%	$177,914,768.72	100.00%

*	Percentages may not add to 100% because of rounding.

               Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$106,612,952.69
Number of Contracts	7,169
Average principal balance outstanding	$14,871.38
Average original amount financed	$14,742.67
Original amount financed (range)	$1,695.99 to $84,138.89
Weighted average APR	10.28%
APR (range)	0.010% to 25.000%
Weighted average original term	58.98 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	58.84 mos.
Remaining term (range)	10 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,532	21.37	29,655,676.04	27.82
7.001% to 8.000%	831	11.59	14,776,393.96	13.86
8.001% to 9.000%	672	9.37	11,314,314.91	10.61
9.001% to 10.000%	652	9.09	9,824,020.44	9.21
10.001% to 11.000%	456	6.36	6,466,874.26	6.07
11.001% to 12.000%	413	5.76	5,389,160.35	5.05
12.001% to 13.000%	409	5.71	5,074,801.42	4.76
13.001% to 14.000%	357	4.98	4,341,630.70	4.07
14.001% to 15.000%	413	5.76	4,992,905.46	4.68
15.001% to 16.000%	340	4.74	3,910,920.77	3.67
16.001% to 17.000%	269	3.75	2,986,140.63	2.80
17.001% to 18.000%	251	3.50	2,542,238.31	2.38
18.001% to 19.000%	176	2.46	1,800,646.32	1.69
19.001% to 20.000%	127	1.77	1,184,117.07	1.11
20.001% to 21.000%	141	1.97	1,318,782.27	1.24
Over 21.000%	130	1.81	1,034,329.78	0.97
Totals	7,169	100.00%	$106,612,952.69	100.00%

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	72	1.00	1,172,237.65	1.10
Arizona	301	4.20	4,231,436.65	3.97
California	1,741	24.29	27,473,791.67	25.77
Colorado	84	1.17	1,258,958.86	1.18
Connecticut	35	0.49	510,201.39	0.48
Delaware	69	0.96	911,942.16	0.86
Florida	605	8.44	8,487,658.99	7.96
Georgia	338	4.71	5,211,173.85	4.89
Idaho	45	0.63	686,111.84	0.64
Illinois	382	5.33	5,482,753.85	5.14
Indiana	97	1.35	1,258,570.85	1.18
Iowa	60	0.84	898,334.52	0.84
Kansas	34	0.47	396,226.84	0.37
Kentucky	50	0.70	684,817.09	0.64
Maryland	168	2.34	2,597,185.22	2.44
Massachusetts	141	1.97	1,888,403.37	1.77
Michigan	494	6.89	7,504,412.26	7.04
Minnesota	64	0.89	986,027.05	0.92
Missouri	181	2.52	2,618,523.60	2.46
Montana	2	0.03	31,968.00	0.03
Nebraska	29	0.40	382,234.87	0.36
Nevada	169	2.36	2,478,303.34	2.32
New Hampshire	49	0.68	606,128.89	0.57
New Jersey	332	4.63	4,619,788.90	4.33
North Carolina	227	3.17	3,692,784.36	3.46
Oklahoma	82	1.14	1,074,384.72	1.01
Oregon	121	1.69	1,810,150.40	1.70
Pennsylvania	276	3.85	3,817,268.00	3.58
South Carolina	79	1.10	1,164,042.48	1.09
Tennessee	130	1.81	1,944,022.23	1.82
Texas	237	3.31	3,452,636.20	3.24
Utah	39	0.54	566,624.46	0.53
Virginia	332	4.63	5,194,589.96	4.87
Washington	95	1.33	1,411,277.14	1.32
West Virginia	9	0.13	107,981.03	0.10
Totals	7,169	100.00%	$106,612,952.69	100.00%

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.5	Underwriting Agreement dated as of April 23, 2002 by and among the Registrant and Salomon, as representative of the Underwriters
4.12	Indenture dated as of April 1, 2002 between Onyx Acceptance Owner Trust 2002-B and Citibank, N.A., as Indenture Trustee
4.13	Trust Agreement dated as of April 1, 2002 among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and Citibank, N.A. as Trust Agent
10.4	Sale and Servicing Agreement dated as of April 1, 2002 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

May 14, 2002	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.5	Underwriting Agreement dated as of April 23, 2002 by and among the Registrant and Salomon, as representative of the Underwriters
4.12	Indenture dated as of April 1, 2002 between Onyx Acceptance Owner Trust 2002-B and Citibank, N.A., as Indenture Trustee
4.13	Trust Agreement dated as of April 1, 2002 among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and Citibank, N.A. as Trust Agent
10.4	Sale and Servicing Agreement dated as of April 1, 2002 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent